Inventories	12 Months Ended
Dec. 31, 2017
Inventories Abstract
Inventories

18	Inventories

	2017	2016	2015
	£’000	£’000	£'000

Work in progress	-	-	230
Finished goods	941	817	229
Total inventories	941	817	459

A reserve is maintained against inventory that is not expected to be sold before its sell by date. The resulting charge to the comprehensive statement of income for the year was £151k (2016: £287k, 2015: Nil).